CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

      In connection with the Quarterly Report of Flanigan's Enterprises, Inc., (the "Company") on Form 10-Q for the period ended December 27, 2003 as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, Joseph G. Flanigan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      1) This Report fully complies with the requirements of section 13(a)or 15
(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.


                                                  /s/ Joseph G. Flanigan
                                                  ---------------------------
                                                  Joseph G. Flanigan
                                                  Chief Executive Officer
                                                  February 10, 2004


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